                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                               DECEMBER 31, 1997


                           ---------------------------


                           WHEELS SPORTS GROUP, INC.
             (Exact name of registrant as specified in its charter)



    NORTH CAROLINA                  0-22321                   56-2007717
(State of Incorporation)      (Commission File No.)       (I.R.S. Employer
                                                         Identification No.)



                            149 GASOLINE ALLEY DRIVE
                       MOORESVILLE, NORTH CAROLINA 28115
                    (Address of principal executive offices)


                                 (704) 662-6442
              (Registrant's telephone number, including area code)


                              1368 SALISBURY ROAD
                        MOCKSVILLE, NORTH CAROLINA 27028
                 (Former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 1997, Wheels Sports Group, Inc. (the "Company") closed on its acquisition of Press Pass Partners, a Delaware general partnership which manufactures and markets collectible sports trading cards, primarily for the NASCAR market ("Press Pass"). The acquisition was completed on December 31, 1997, on the terms summarized below and substantially as disclosed in the Company's Form 8-K as filed on October 17, 1997.

         The acquisition was completed through the merger of the two corporate partners of Press Pass into newly formed subsidiaries of the Company (the "Subsidiaries"). The consideration paid by the Company pursuant to the Agreement consisted of cash in the amount of $3.1 million; 600,000 shares of the Company's Common Stock; and promissory notes in the aggregate principal amount of $1 million (the "Notes"). The Notes are secured by the assets of Press Pass, are guaranteed by the Subsidiaries and bear interest at 8% per annum. Principal and interest are due December 31, 1998, subject to prepayment at the Company's option; provided, however, that the Company may make quarterly payments of interest only, in which case the Notes bear interest at the rate of 4% per annum. The shares of Common Stock were issued without registration under the Securities Act of 1933 (the "Act"), and the Company granted "piggyback" registration rights to the holders of the Common Stock. The Company also entered into employment agreements with two executives of Press Pass, Victor H. Shaffer and Robert Bove. In addition, Mr. Shaffer was appointed to the Company's Board of Directors.

         In order to fund the cash payment, the Company obtained a credit facility with Credit Agricole Indosuez on December 31, 1997. See "ITEM 5. Other Events."

ITEM 5.  OTHER EVENTS

         On December 31, 1997, the Company established a credit facility with Credit Agricole Indosuez (the "Credit Facility"). The Credit Facility provides the Company with a $7.7 million term loan and up to $10 million in revolving loans. The availability of revolving loans is determined by a borrowing base comprised of eligible inventories and accounts receivable. Borrowings under the Credit Facility are secured by substantially all of the Company's assets.

         Subject to certain mandatory and voluntary prepayments, the term loan provides for quarterly payments of principal and interest commencing in December 1998 and ending in September 2003, and all revolving loans are payable in December 2002.

         At the December 31, 1997 closing under the Credit Facility, the Company obtained a $7.7 million term loan and $1.5 million in revolving loans. The revolving loan proceeds, together with certain existing funds of the Company, were used to repay $2.1 million in outstanding secured debt. The term loan proceeds were used to fund the cash payment made in the Press Pass acquisition (as described in ITEM 2 above); to pay certain expenses incurred in connection with the Credit Facility and the acquisition of Press Pass and High Performance Sports Marketing, Inc. ("High Performance"); and to fund a $3.3 million escrow account. Upon the occurrence of certain events, the funds held in escrow will be released to the former





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
shareholders of High Performance in payment of the remaining cash purchase price incurred in the High Performance acquisition.

         In connection with the Credit Facility, the Company granted to Credit Agricole Indosuez a warrant to purchase 509,358 shares of Common Stock at a price of $3.50 per share. The warrant is exercisable from March 31, 1998 to December 31, 2007; provided, however, that if the Company completes its previously announced merger with Racing Champions Corporation by March 31, 1998, then the warrant shall be cancelled. The Company has the right to extend the March 31, 1998 date to April 30, 1998 upon the payment of $100,000. The Company has granted "piggyback" and demand registration rights to the holder of the warrant. The Company will generally bear the cost of any such registration.

FORWARD LOOKING STATEMENTS

         The statements contained in this report that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company's expectations, hopes, intentions or strategies regarding the future. Forward looking statements include expectations of trends to continue through the remainder of the forthcoming year. Forward looking statements involve a number of risks and uncertainties. Among other factors that would cause actual results to differ materially are the following: the inability to obtain the long-term financing described above; the inability to close other acquisitions which may be undertaken by the Company, including but not limited to the previously announced acquisition of Press Pass Partners; business conditions and growth in the markets for collectible sports trading cards and other NASCAR related merchandise; competitive factors, such as the entry of new competitors into the NASCAR trading card and merchandise markets; the loss of license agreements with certain NASCAR drivers or team owners; inventory risks due to shifts in market demand; changes in product mix; and the risk factors listed from time to time in the Company's SEC reports, including but not limited to the Company's reports on Form 10-QSB, 8-K, 10-KSB, Annual Reports to Shareholders, and reports or other documents filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934. All forward looking statements included herein are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward looking statements. It is important to note that the Company's actual results could differ materially from those in such forward looking statements due to the factors cited above. As a result of these factors, there can be assurance the Company will not experience material fluctuations in future operating results on a quarterly or annual basis, which would materially and adversely affect the Company's business, financial condition and results of operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) It is impracticable to provide the required financial statements for Press Pass Partners at this time. In accordance with Item 7(a)(1) of Form 8-K, the Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not





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later than 60 days after the date on which this report on Form 8-K must be filed.

         (b) It is impracticable to provide the required pro forma financial information for Press Pass Partners and the Company at this time. In accordance with Item 7(b)(2) of Form 8-K, the Company will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on Form 8-K must be filed.

         (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                                                 Reg. S-K
Exhibit No.      Description                                                                                     Item No.
-----------      -----------                                                                                     --------
* 2.4            Merger Agreement and Plan of Reorganization among SM Acquisition                                       2
                 Company, J/B Acquisition Company, Wheels Sport Group, Inc.,
                 Synergy Marketing, Inc. and J/B Press Pass, Inc., dated
                 October 3, 1997.

o2.4.1           Amendment to Merger Agreement and Plan of Reorganization                                               2
                 among SM Acquisition Company, J/B Acquisition Company,
                 Wheels Sport Group, Inc., Synergy Marketing, Inc. and
                 J/B Press Pass, Inc., dated December 29, 1997.

o2.4.2           Registration Rights Agreement, dated December 31, 1997, by and                                         2
                 among the Company and the shareholders of the partners of Press
                 Pass.

o10.1.12         Employment Agreement, dated October 3, 1997 and effective                                             10
                 December 31, 1997, by and between Victor Shaffer and the Company.

o10.1.13         Employment Agreement, dated October 3, 1997 and effective                                             10
                 December 31, 1997, by and between Robert Bove and the Company.

o10.15.4         Form of Promissory Note, issued in the aggregate principal                                            10
                 amount of $1,000,000, dated December 31, 1997, from the Company to shareholders of Synergy Marketing, Inc. and J/B Press Pass, Inc.

+10.16.1         Credit Agreement, dated December 31, 1997, among the Company                                          10
                 and Credit Agricole Indosuez, as agent, and the lending
                 institutions named therein.

+10.16.2         Warrant, dated December 31, 1997, granted by the Company to                                           10
                 Credit Agricole Indosuez, to purchase up to 509,358 shares of
                 Common Stock.


*  Previously filed with the Company's Form 8-K filed on October 17, 1997.
o   Filed herewith.
+  To be filed by amendment.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WHEELS SPORTS GROUP, INC.


Date:  January 15, 1998           By:  /s/ Howard L. Correll, Jr.
                                     -----------------------------------------
                                       Howard L. Correll, Jr., Chairman of the
                                       Board, Chief Executive
                                       Officer and President





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                                 EXHIBIT INDEX

                                                                                                                 Reg. S-K
Exhibit No.      Description                                                                                     Item No.
-----------      -----------                                                                                     --------
* 2.4            Merger Agreement and Plan of Reorganization among SM Acquisition                                       2
                 Company, J/B Acquisition Company, Wheels Sport Group, Inc.,
                 Synergy Marketing, Inc. and J/B Press Pass, Inc., dated
                 October 3, 1997.

o2.4.1           Amendment to Merger Agreement and Plan of Reorganization                                               2
                 among SM Acquisition Company, J/B Acquisition Company,
                 Wheels Sport Group, Inc., Synergy Marketing, Inc. and
                 J/B Press Pass, Inc., dated December 29, 1997.

o2.4.2           Registration Rights Agreement, dated December 31, 1997, by and                                         2
                 among the Company and the shareholders of the partners of Press
                 Pass.

o10.1.12         Employment Agreement, dated October 3, 1997 and effective                                             10
                 December 31, 1997, by and between Victor Shaffer and the Company.

o10.1.13         Employment Agreement, dated October 3, 1997 and effective                                             10
                 December 31, 1997, by and between Robert Bove and the Company.

o10.15.4         Form of Promissory Note, issued in the aggregate principal                                            10
                 amount of $1,000,000, dated December 31, 1997, from the Company to shareholders of Synergy Marketing, Inc. and J/B Press Pass, Inc.

+10.16.1         Credit Agreement, dated December 31, 1997, among the Company                                          10
                 and Credit Agricole Indosuez, as agent, and the lending
                 institutions named therein.

+10.16.2         Warrant, dated December 31, 1997, granted by the Company to                                           10
                 Credit Agricole Indosuez, to purchase up to 509,358 shares of
                 Common Stock.

*  Previously filed with the Company's Form 8-K filed on October 17, 1997.
o  Filed herewith.
+  To be filed by amendment.